UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2008

___________

TRANSCOMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-33355 (Commission File Number)	54-2032355 (I.R.S. Employer Identification No.)

4235 Innslake Drive Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 30, 2008, TransCommunity Financial Corporation (“TFC”) paid a one-time special dividend (the “Special Dividend”) of $0.25 per share of TFC’s common stock to shareholders of record as of May 8, 2008. The payment of the Special Dividend was authorized by TFC’s board of directors on April 28, 2008, and was contingent on the satisfaction of all of the conditions to the closing of TFC’s previously announced merger with Community Bankers Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION

Date:	May 30, 2008	By:	/s/ Bruce B. Nolte
Bruce B. Nolte
President and Chief Executive Officer